UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-04656

                             Ellsworth Growth and Income Fund LTD.

(Exact name of registrant as specified in charter)

One Corporate Center

                      Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

James A. Dinsmore

Gabelli Funds, LLC

One Corporate Center

                                   Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Ellsworth Growth and Income Fund Ltd.

Semiannual Report — March 31, 2016

(Y)our Portfolio Management Team

To Our Shareholders,

For the six months ended March 31, 2016, the net asset value (“NAV”) total return of the Ellsworth Growth and Income Fund Ltd. was 1.1%, compared with total returns of (2.5)% and (0.1)% for the Bank of America Merrill Lynch All U.S. Convertibles Index and the Barclays Balanced U.S. Convertibles Index, respectively. The total return for the Fund’s publicly traded shares was 4.7% The Fund’s NAV per share was $8.98, while the price of the publicly traded shares closed at $7.60 on the NYSE MKT. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of March 31, 2016.

Comparative Results

Average Annual Returns through March 31, 2016 (a)(b) (Unaudited)
	Six Months	1 Year	3 Year	5 Year	10 Year
Ellsworth Growth and Income Fund Ltd.
NAV Total Return (b)(c)	1.08%	(4.65)%	6.23%	5.97%	5.60%
Investment Total Return (d)	4.74	(4.14)	6.55	5.54	5.65
Bank of America Merrill Lynch All U.S. Convertibles Index	(2.49)	(7.30)	6.67	6.25	5.96
Barclays Balanced U.S. Convertibles Index	(0.14)	(6.86)	3.78	4.30	4.42
Standard & Poor’s (“S&P”) 500 Index	8.49	1.78	11.82	11.58	7.01
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns of less than one year are not annualized. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Bank of America Merrill Lynch All U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities and have a market value of more than $50 million. The Barclays Balanced U.S. Convertibles Index is a market value weighted index that tracks the performance of publicly placed, dollar denominated convertible securities that are between 40% and 80% sensitive to movements in their underlying common stocks. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends on September 30.
(c)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and are net of expenses. Prior to November 1, 2015, reinvestment of distributions at NAV was on the payable date.

(d)	Total returns and average annual returns reflect changes in closing market values on the NYSE MKT and reinvestment of distributions.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of March 31, 2016:

Ellsworth Growth and Income Fund Ltd.

Health Care	21.1%
Computer Software and Services	11.8%
Financial Services	9.3%
Real Estate Investment Trusts	8.9%
Energy and Utilities	7.9%
Telecommunications	7.2%
Semiconductors	5.7%
Consumer Products	4.6%
Food and Beverage	3.7%
Business Services	3.4%
Communications Equipment	3.3%

Diversified Industrial	2.8%
Consumer Services	1.9%
Transportation	1.7%
Automotive	1.7%
Entertainment	1.5%
Computer Hardware	1.1%
Wireless Communications	0.9%
Building and Construction	0.8%
Agriculture	0.7%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments — March 31, 2016 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 44.5%
	Automotive — 0.1%
$200,000	Tesla Motors Inc., 1.250%, 03/01/21	$200,000	$172,375

	Building and Construction — 0.8%
1,000,000	Dycom Industries Inc., 0.750%, 09/15/21(a)	1,003,984	986,250

	Business Services — 2.0%
1,000,000	Blucora Inc., 4.250%, 04/01/19	980,623	760,000
1,000,000	CSG Systems International Inc., 4.250%, 03/15/36(a)	1,013,228	1,071,250
500,000	Monster Worldwide Inc., 3.500%, 10/15/19	517,702	459,688

		2,511,553	2,290,938

	Communications Equipment — 3.3%
1,550,000	CalAmp Corp., 1.625%, 05/15/20(a)	1,531,794	1,481,219
1,000,000	Harmonic Inc., 4.000%, 12/01/20(a)	1,000,000	796,875
1,500,000	InterDigital, Inc./PA, 1.500%, 03/01/20	1,452,306	1,544,063

		3,984,100	3,822,157

	Computer Hardware — 1.1%
1,250,000	Mentor Graphics Corp., 4.000%, 04/01/31	1,271,884	1,313,287

	Computer Software and Services — 11.1%
1,250,000	Bottomline Technologies Inc., 1.500%, 12/01/17	1,298,761	1,429,687
1,100,000	EnerNOC Inc., 2.250%, 08/15/19	883,047	781,687
1,500,000	FireEye Inc., 1.625%, 06/01/35(a)	1,553,040	1,227,187
1,000,000	MercadoLibre Inc., 2.250%, 07/01/19	1,057,319	1,128,125
1,250,000	Proofpoint Inc., 0.750%, 06/15/20(a)	1,307,555	1,210,938
500,000	PROS Holdings Inc., 2.000%, 12/01/19(a)	502,662	386,875
1,500,000	Synchronoss Technologies Inc., 0.750%, 08/15/19	1,529,918	1,453,125
200,000	Take-Two Interactive Software Inc., 1.750%, 12/01/16	205,558	395,375
1,500,000	The Priceline Group, Inc., 1.000%, 03/15/18	1,630,310	2,157,188
1,500,000	Verint Systems Inc., 1.500%, 06/01/21	1,481,922	1,328,438

Principal Amount		Cost	Market Value
$1,500,000	Web.com Group Inc., 1.000%, 08/15/18	$1,492,568	$1,430,625

		12,942,660	12,929,250

	Consumer Products — 2.1%
617,000	JAKKS Pacific Inc., 4.875%, 06/01/20(a)	669,370	580,751
	Jarden Corp.,
500,000	1.875%, 09/15/18	503,572	941,875
750,000	1.125%, 03/15/34	759,499	952,500

		1,932,441	2,475,126

	Consumer Services — 1.9%
1,000,000	Carriage Services Inc., 2.750%, 03/15/21	1,018,885	1,100,625
1,000,000	Extra Space Storage LP, 3.125%, 10/01/35(a)	1,000,000	1,144,375

		2,018,885	2,245,000

	Diversified Industrial — 0.9%
750,000	Kaman Corp., 3.250%, 11/15/17(a)	777,122	997,031

	Energy and Utilities — 2.2%
1,500,000	Cheniere Energy Inc., 4.250%, 03/15/45	1,207,381	789,375
500,000	Clean Energy Fuels Corp., 5.250%, 10/01/18(a)	503,074	245,000
258,000	Goodrich Petroleum Corp., 5.000%, 10/01/32	491,764	967
750,000	SolarCity Corp., 2.750%, 11/01/18	758,205	525,000
	SunEdison Inc.,
750,000	0.250%, 01/15/20(a)	539,970	29,531
500,000	2.750%, 01/01/21	483,342	21,875
1,000,000	SunPower Corp., 4.000%, 01/15/23(a)	1,000,000	1,018,750

		4,983,736	2,630,498

	Entertainment — 0.8%
1,125,000	Global Eagle Entertainment Inc., 2.750%, 02/15/35	1,133,814	886,641

	Financial Services — 0.7%
1,000,000	Encore Capital Group Inc., 3.000%, 07/01/20	1,075,078	775,625

	Health Care — 8.7%
500,000	Aceto Corp., 2.000%, 11/01/20(a)	500,435	477,813
750,000	ANI Pharmaceuticals Inc., 3.000%, 12/01/19	844,514	674,531
526,000	Array BioPharma Inc., 3.000%, 06/01/20	457,668	426,060

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2016 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Health Care (Continued)
$750,000	Exelixis Inc., 4.250%, 08/15/19	$805,971	$746,719
1,000,000	Horizon Pharma Investment Ltd., 2.500%, 03/15/22	1,085,680	856,875
500,000	Incyte Corp., 1.250%, 11/15/20	637,788	787,500
710,000	Jazz Investments I Ltd., 1.875%, 08/15/21	815,875	733,075
1,000,000	Molina Healthcare Inc., 1.125%, 01/15/20	1,049,909	1,650,000
750,000	NuVasive Inc., 2.250%, 03/15/21(a)	772,003	806,250
200,000	OPKO Health Inc., 3.000%, 02/01/33(a)	203,871	331,750
500,000	Quidel Corp., 3.250%, 12/15/20	517,287	446,563
750,000	Teligent Inc., 3.750%, 12/15/19	757,523	601,875
1,000,000	The Medicines Co, 2.500%, 01/15/22	1,072,879	1,135,000
500,000	Trinity Biotech Investment Ltd., 4.000%, 04/01/45(a)	500,000	447,188

		10,021,403	10,121,199

	Real Estate Investment Trusts — 1.2%
1,000,000	Colony Capital Inc., 5.000%, 04/15/23	1,033,604	898,125
500,000	Spirit Realty Capital Inc., 3.750%, 05/15/21	500,000	504,065

		1,533,604	1,402,190

	Semiconductors — 4.6%
750,000	Inphi Corp., 1.125%, 12/01/20(a)	746,887	811,875
1,500,000	Micron Technology Inc., 3.000%, 11/15/43	1,390,357	1,029,375
1,500,000	NXP Semiconductors NV, 1.000%, 12/01/19	1,638,199	1,666,875
1,000,000	SanDisk Corp., 1.500%, 08/15/17	1,166,458	1,581,875
200,000	Spansion LLC, 2.000%, 09/01/20	200,000	334,125

		5,141,901	5,424,125

	Telecommunications — 1.3%
1,000,000	Alaska Communications Systems Group Inc., 6.250%, 05/01/18	965,008	947,500
200,000	Oclaro Inc., 6.000%, 02/15/20	219,663	580,000

		1,184,671	1,527,500

Principal Amount		Cost	Market Value
	Transportation — 1.7%
$1,000,000	Atlas Air Worldwide Holdings Inc., 2.250%, 06/01/22	$985,486	$858,125
1,125,000	Echo Global Logistics Inc., 2.500%, 05/01/20	1,140,056	1,138,359

		2,125,542	1,996,484

	TOTAL CONVERTIBLE CORPORATE BONDS	53,842,378	51,995,676

Shares
	CONVERTIBLE PREFERRED STOCKS — 5.9%
	Agriculture — 0.7%
10,000	Bunge Ltd., 4.875%	949,905	857,500

	Business Services — 0.6%
694,670	Amerivon Holdings LLC, 4.000%	1,500,000	733,636
272,728	Amerivon Holdings LLC, common equity units	0	16,364

		1,500,000	750,000

	Energy and Utilities — 0.2%
1,050	Chesapeake Energy Corp., 5.750%	911,496	183,750

	Financial Services — 3.3%
1,000	Bank of America Corp., 7.250%	872,030	1,138,000
500	Cowen Group Inc., 5.625%	500,000	360,437
1,250	Huntington Bancshares, Inc., 8.500%	1,552,500	1,700,000
500	Wells Fargo & Co., 7.500%	437,200	602,505

		3,361,730	3,800,942

	Real Estate Investment Trusts — 1.1%
20,000	Welltower Inc., 6.500%, Ser. I	1,142,341	1,242,000

	TOTAL CONVERTIBLE PREFERRED STOCKS	7,865,472	6,834,192

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2016 (Unaudited)

Shares		Cost	Market Value
	MANDATORY CONVERTIBLE SECURITIES (b) — 19.0%
	Automotive — 0.3%
5,000	Fiat Chrysler Automobiles N.V., 7.875%, 12/15/16	$340,528	$367,500

	Diversified Industrial — 1.0%
10,000	Stanley Black & Decker Inc., 6.250%, 11/17/16	1,031,784	1,127,700

	Energy and Utilities — 3.8%
15,000	Anadarko Petroleum Corp., 7.500%, 06/07/18	705,795	511,200
20,000	Dominion Resources Inc., 6.375%, 07/01/17	997,000	1,006,000
16,666	Hess Corp., 8.000%, 02/01/19	836,300	1,123,622
30,000	NextEra Energy Inc., 6.371%, 09/01/18	1,496,250	1,831,500

		4,035,345	4,472,322

	Financial Services — 1.9%
20,000	Maiden Holdings Ltd., 7.250%, 09/15/16	1,006,250	971,600
24,000	New York Community Capital Trust V, 6.000%, 11/01/51	1,043,554	1,216,800

		2,049,804	2,188,400

	Food and Beverage — 1.3%
20,000	Tyson Foods Inc., 4.750%, 07/15/17	1,011,211	1,489,600

	Health Care — 7.2%
2,300	Allergan plc, 5.500%, 03/01/18	2,366,046	2,114,022
10,500	Amsurg Corp., 5.250%, 07/01/17	1,093,817	1,483,440
30,000	Anthem Inc., 5.250%, 05/01/18	1,514,723	1,400,700
1,250	Kindred Healthcare Inc., 7.500%, 12/01/17	1,271,683	810,625
10,000	Stericycle Inc., 5.250%, 09/15/18	1,002,500	929,500
1,883	Teva Pharmaceutical Industries Ltd., 7.000%, 12/15/18	1,883,000	1,664,459

		9,131,769	8,402,746

Shares		Cost	Market Value
	Real Estate Investment Trusts — 1.3%
30,000	Weyerhaeuser Co., 6.375%, 07/01/16	$1,540,725	$1,533,600

	Telecommunications — 1.3%
15,000	Frontier Communications Corp., 11.125%, 06/29/18	1,522,670	1,566,000

	Wireless Communications — 0.9%
15,000	T-Mobile US Inc., 5.500%, 12/15/17	823,400	993,000

	TOTAL MANDATORY CONVERTIBLE SECURITIES	21,487,236	22,140,868

	COMMON STOCKS — 30.6%
	Automotive — 1.3%
3,868	Ferrari NV†	159,472	161,296
100,000	Ford Motor Co.	1,498,550	1,350,000

		1,658,022	1,511,296

	Business Services — 0.8%
2,500	Alliance Data Systems Corp.†	527,119	550,000
10,000	PayPal Holdings Inc.†	408,525	386,000

		935,644	936,000

	Computer Software and Services — 0.7%
14,300	Microsoft Corp.	388,674	789,789

	Consumer Products — 2.5%
20,000	Church & Dwight Co. Inc.	1,300,369	1,843,600
24,000	Unilever NV	1,015,518	1,072,320

		2,315,887	2,915,920

	Diversified Industrial — 0.9%
34,356	General Electric Co.	903,733	1,092,177

	Energy and Utilities — 1.7%
7,000	Chevron Corp	757,729	667,800
13,000	ConocoPhillips	730,341	523,510
45,000	Kinder Morgan Inc.	1,561,603	803,700

		3,049,673	1,995,010

	Entertainment — 0.7%
7,500	The Walt Disney Co.	227,391	744,825

	Financial Services — 3.4%
131,034	BlackRock Capital Investment Corp.	1,245,744	1,233,030

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2016 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
29,546	Citigroup Inc.	$1,371,950	$1,233,545
16,434	Synchrony Financial†	415,063	470,998
22,200	Wells Fargo & Co.	1,104,926	1,073,592

		4,137,683	4,011,165

	Food and Beverage — 2.4%
35,000	B&G Foods Inc.	1,088,044	1,218,350
35,000	ConAgra Foods Inc.	1,122,305	1,561,700

		2,210,349	2,780,050

	Health Care — 5.2%
15,000	AbbVie Inc.	623,329	856,800
15,000	Eli Lilly & Co.	800,268	1,080,150
10,000	Gilead Sciences Inc.	857,944	918,600
22,651	Merck & Co. Inc.	839,335	1,198,464
40,000	Pfizer Inc.	923,760	1,185,600
27,500	Roche Holding AG, ADR.	1,022,106	842,188

		5,066,742	6,081,802

	Real Estate Investment Trusts — 5.3%
15,000	American Tower Corp.	1,342,800	1,535,550
16,100	Crown Castle International Corp.	1,281,573	1,392,650
7,703	Equinix Inc.	2,011,218	2,547,459
58,700	Invesco Mortgage Capital Inc.	1,005,202	714,966

		5,640,793	6,190,625

Shares		Cost	Market Value
	Semiconductors — 1.1%
40,000	Intel Corp.	$937,400	$1,294,000

	Telecommunications — 4.6%
30,000	AT&T Inc.	829,600	1,175,100
15,000	SBA Communications Corp., Cl. A†	1,470,771	1,502,550
20,000	Verizon Communications Inc.	697,353	1,081,600
50,909	Vodafone Group plc, ADR	1,906,142	1,631,633

		4,903,866	5,390,883

	TOTAL COMMON STOCKS	32,375,857	35,733,542

TOTAL INVESTMENTS — 100.0%		$115,570,943	116,704,278

Other Assets and Liabilities (Net)			1,017,556

NET ASSETS (13,110,862 common shares outstanding)			$117,721,834

NET ASSET VALUE PER SHARE ($ 117,721,834 ÷ 13,110,862 shares outstanding)			$8.98

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the market value of Rule 144A securities amounted to $14,050,908 or 12.04% of total investments.

(b)

Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 6 of the Notes to Financial Statements.

†	Non-income producing security.
ADR	American Depository Receipt

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Statement of Assets and Liabilities

March 31, 2016 (Unaudited)

Assets:
Investments, at value (cost $ 115,570,943)	$116,704,278
Cash	1,114,616
Receivable for investments sold	393,528
Dividends and interest receivable	602,768

Total Assets	118,815,190

Liabilities:
Payable for Fund shares redeemed	18,023
Payable for investments purchased	920,092
Payable for investment advisory fees	75,882
Payable for accounting fees	3,750
Other accrued expenses	75,609

Total Liabilities	1,093,356

Net Assets (applicable to 13,110,862 shares outstanding)	$117,721,834

Net Assets Consist of:
Paid-in capital	$114,233,405
Undistributed net investment income	(3,382,141)
Accumulated net realized gain on investments	5,737,235
Net unrealized appreciation on investments	1,133,335

Net Assets	$117,721,834

Net Asset Value per Common Share:
($ 117,721,834 ÷ 13,110,862 shares outstanding at $ 0.001 par value; unlimited number of shares authorized)	$8.98

Statement of Operations

For the Six Months Ended March 31, 2016 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $10,826)	$1,584,964
Interest	285,589

Total Investment Income	1,870,553

Expenses:
Investment advisory fees	433,830
Trustees’ fees	59,593
Legal and audit fees	52,174
Shareholder communications expenses	30,861
Accounting fees	18,750
Shareholder services fees	15,122
Custodian fees	14,847
Administrative services fees (See Note 3)	4,151
Tax expense	1,061
Miscellaneous expenses	23,256

Total Expenses	653,645

Less:
Expense reimbursements (See Note 3)	(2,669)

Net Expenses	650,976

Net Investment Income	1,219,577

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	5,666,621

Net change in unrealized appreciation: on investments	(5,131,480)

Net Realized and Unrealized Gain/(Loss) on Investments	535,141

Net Increase in Net Assets Resulting from Operations	$1,754,718

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Statement of Changes in Net Assets

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations:
Net investment income	$1,219,577	$1,812,886
Net realized gain on investments	5,666,621	7,675,118
Net change in unrealized appreciation on investments	(5,131,480)	(11,920,501)

Net Increase/(Decrease) in Net Assets Resulting from Operations	1,754,718	(2,432,497)

Distributions to Common Shareholders:
Net investment income	(222,652)*	(3,208,673)
Net realized gain	(6,902,215)*	(5,604,005)
Return of capital	(296,869)*	—

Total Distributions to Common Shareholders	(7,421,736)	(8,812,678)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	2,611,487	1,632,409
Net decrease from repurchase of common shares	(170,774)	(4,706,210)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	2,440,713	(3,073,801)

Net Decrease in Net Assets Attributable to Common Shareholders	(3,226,305)	(14,318,976)

Net Assets Attributable to Common Shareholders:
Beginning of year	120,948,139	135,267,115

End of period (including undistributed net investment income of $0 and $0, respectively)	$117,721,834	$120,948,139

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30,
			2015		2014	2013	2012	2011
Operating Performance:
Net asset value, beginning of year	$ 9.45		$ 10.29		$ 9.54	$ 8.48	$ 7.46	$ 7.95
Net investment income	0.10		0.13		0.14	0.18	0.19	0.22
Net realized and unrealized gain/(loss) on investments	0.05		(0.35)		0.80	1.15	1.08	(0.46)
Total from investment operations	0.15		(0.22)		0.94	1.33	1.27	(0.24)
Distributions to Common Shareholders:
Net investment income	(0.02	)*	(0.25)		(0.24)	(0.26)	(0.25)	(0.25)
Net realized gain	(0.53	)*	(0.43)		—	—	—	—
Return of capital	(0.02	)*	—		—	—	—	—
Total distributions to common shareholders	(0.57)		(0.68)		(0.24)	(0.26)	(0.25)	(0.25)
Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.00	(a)	0.06		0.05	0.00 (a)	—	—
Decrease in net asset value from common shares issued upon reinvestment of distributions	(0.05)		(0.00	)(a)	—	(0.01)	—	(0.00	)(a)
Total Fund share transactions	(0.05)		0.06		0.05	(0.01)	0.00	0.00
Net Asset Value, End of Period	$ 8.98		$ 9.45		$ 10.29	$ 9.54	$ 8.48	$ 7.46
NAV total return†	1.08%		(0.78)%		10.92%	16.45%	17.75%	(2.82)%
Market value, end of period	$ 7.60		$ 7.82		$ 8.65	$ 7.87	$ 7.35	$ 6.43
Investment total return††	4.74%		(2.32)%		13.03%	10.84%	18.41%	(7.13)%
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000’s)	$117,722		$120,948		$135,267	$128,814	$114,154	$100,008
Ratio of net investment income to average net assets	2.06	%(b)	1.40%		1.30%	1.90%	2.30%	2.60%
Ratio of operating expenses to average net assets before reimbursement	1.11	%(b)	1.10%		1.10%	1.10%	1.10%	1.10%
Ratio of operating expenses to average net assets net of reimbursement	1.10	%(b)	1.10%		1.10%	1.10%	1.10%	1.10%
Portfolio turnover rate	14.0%		45.0%		48.0%	48.0%	39.0%	47.0%

†

For the six months ended March 31, 2016, the return was based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date. For the fiscal years ended on September 30, 2011 through 2015, returns were based on market price on the payable date. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	Annualized.

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited)

1. Organization. Ellsworth Growth and Income Fund Ltd. currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced in July 1986.

The Fund’s primary investment objective is to provide income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund invests primarily in convertible and equity securities.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2016 is as follows:

	Valuation Inputs			Total Market Value at 3/31/16
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	—	$51,995,676	—	$51,995,676
Convertible Preferred Stocks:
Business Services	—	—	$750,000	750,000
Financial Services	$3,440,505	360,437	—	3,800,942
Other Industries (a)	2,283,250	—	—	2,283,250
Total Convertible Preferred Stocks	5,723,755	360,437	750,000	6,834,192
Mandatory Convertible Securities:
Automotive	—	367,500	—	367,500
Health Care	7,592,121	810,625	—	8,402,746
Other Industries (a)	13,370,622	—	—	13,370,622
Total Mandatory Convertible Securities	20,962,743	1,178,125	—	22,140,868
Common Stocks:
Other Industries (a)	35,733,542	—	—	35,733,542
Total Common Stocks	35,733,542	—	—	35,733,542
TOTAL INVESTMENTS IN SECURITIES	$62,420,040	$53,534,238	$750,000	$116,704,278

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

During the six months ended March 31, 2016, the Fund had transfers from Level 2 to Level 1. Transfers from Level 2 to Level 1 are due to a general increase in the frequency of trades for the Fund’s portfolio securities, which resulted in an increase in available market inputs to determine prices. The beginning value of the securities that transferred from Level 2 to Level 1 during the period was $22,522,263 or 18.62% of net assets as of September 30, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At March 31, 2016, there were no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. For certain securities known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,298,705
Net long term capital gains	5,513,973

Total distributions paid	$8,812,678

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of September 30, 2015, the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$4,313,744
Undistributed ordinary income	203,918
Undistributed capital gains	4,340,918

Total	$8,858,580

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at March 31, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$115,570,943	$12,401,333	$(11,267,998)	$1,133,335

The Fund is required to evaluate tax positions expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended March 31, 2016, the Fund incurred tax expense of $1,061. As of March 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.80% of the first $100,000,000 of the Fund’s average weekly net assets and 0.55% of the Fund’s average weekly net assets in excess of $100,000,000. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended March 31, 2016, the Fund paid brokerage commissions on security trades of $900 to G.research, LLC, Inc. an affiliate of the Adviser.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

Through October 31, 2017, the Adviser has contractually agreed to waive fees or reimburse expenses of the Fund to the extent the total expenses of the Fund (excluding brokers costs, interest, taxes, acquired fund fees and expenses, expenses chargeable to capital, and extraordinary expenses) exceed 1.10% of the weekly average net assets of the Fund. For the six months ended March 31, 2016, the Adviser reimbursed expenses in the amount of $2,669.

From October 1 through October 31, 2015, the Fund paid advisory fees to the previous adviser, Dinsmore Capital Management Co., equal on an annual rate to 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value, plus an Administrative Services fee of 0.05% of the Fund’s net asset value.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended March 31, 2016, the Fund paid or accrued $18,750 to the Adviser in connection with the cost of computing the Fund’s NAV.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $8,500 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Lead Independent Trustee receives an annual fee of $1,000 and the Audit and Nominating Committee Chairman each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended March 31, 2016, other than short term securities and U.S. Government obligations, aggregated $16,601,105 and $18,578,014, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 10.0% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended March 31, 2016, the Fund repurchased and retired 23,091 shares in the open market at a cost of $170,774 and an average discount of approximately 16.11% from its NAV. During the year ended September 30, 2015, the Fund repurchased and retired 533,800 shares in the open market at a cost of $4,706,210 and an average discount of approximately 14.85% from its NAV.

Transactions in common shares of beneficial interest for the six months ended March 31, 2016 and the year ended September 30, 2015 were as follows:

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	335,236	$2,611,487	191,825	$1,632,411
Net decrease from repurchase of common shares	(23,091)	(170,774)	(533,800)	(4,706,210)

Net decrease from transactions in Fund shares	312,145	$2,440,713	(341,975)	$(3,073,799)

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

6. Convertible Securities Concentration. It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the NYSE MKT that, as of December 9, 2015, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 19, 2016 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 19, 2016 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common shareholders elected James A. Dinsmore, CFA, Elizabeth C. Bogan, Ph.D and Anthonie C. van Ekris as Trustees of the Fund. A total of 10,724,106 votes, 10,724,474 votes, and 10,670,128 votes were cast in favor of these Trustees, and a total of 1,231,636 votes, 1,231,267 votes, and 1,285,613 votes were withheld for these Trustees, respectively.

Mario J. Gabelli, CFA, Kinchen C. Bizzell, CFA, James P. Conn, Frank J. Fahrenkopf, Daniel D. Harding, CFA, Michael J. Melarkey, Kuni Nakamura, and Nicholas W. Platt continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

This page was intentionally left blank.

This page was intentionally left blank.

Ellsworth Growth and Income Fund Ltd.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Thomas H. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015, Mr. Dinsmore was Chairman and Chief Executive Officer (“CEO”) of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a B.S. in Economics from the Wharton School of Business and an M.A. in Economics from Fairleigh Dickinson University.

Jane D. O’Keeffe joined Gabelli Funds, LLC in 2015. She currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015, Ms. O’Keeffe was President and Director of Dinsmore Capital Management where she was also a Portfolio Manager of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd. Prior to joining Dinsmore Capital Management, Ms. O’Keeffe held positions of increasing responsibilities at IDS Progressive Fund, Soros Fund Management Company, Simms Capital Management, and Fiduciary Trust International. She earned a B.A. from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dinsmore received a B.A. in Economics from Cornell University and an M.B.A. from Rutgers University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XECFX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares.

ELLSWORTH GROWTH AND INCOME FUND LTD.

One Corporate Center

Rye, NY 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman &

Chief Executive Officer,

Associated Capital Group Inc.

Kinchen C. Bizzell, CFA

Managing Director,

CAVU Securities

Elizabeth C. Bogan, Ph.D

Senior Lecturer, Economics

Princeton University

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

James A. Dinsmore, CFA

Portfolio Manager,

Gabelli Funds LLC

Frank J. Fahrenkopf

Former President &

Chief Executive Officer,

American Gaming Association

Daniel D. Harding, CFA

Managing General Director,

Global Equity Income Fund

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President,

Advanced Polymer, Inc.

Nicholas W. Platt

Former Managing Director,

FTI Consulting Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International Inc.

OFFICERS

James A. Dinsmore, CFA

President

Agnes Mullady

Treasurer

Andrea R. Mango

Secretary & Vice President

Laurissa M. Martire

Ombudsman

Wayne C. Pinsent, CFA

Ombudsman

Richard J. Walz

Chief Compliance Officer

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

ECF Q2/2016

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

             Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

             and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (identify beginning and ending dates)	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 12,798,717 Preferred – N/A
Month #2 (identify beginning and ending dates)	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 12,798,717 Preferred – N/A
Month #3 (identify beginning and ending dates)	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 13,133,953 Preferred – N/A
Month #4 (identify beginning and ending dates)	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 13,133,953 Preferred – N/A
Month #5 (identify beginning and ending dates)	Common – 5,000 Preferred – N/A	Common – $7.7077 Preferred – N/A	Common – 5,000 Preferred – N/A	Common – 13,133,953 – 5,000 = 13,128,953 Preferred – N/A
Month #6 (identify beginning and ending dates)	Common – 18,091 Preferred – N/A	Common – $7.4337 Preferred – N/A	Common – 18,091 Preferred – N/A	Common – N/A Preferred – N/A
Total	Common – 23,091 Preferred – N/A	Common – $7.415 Preferred – N/A	Common – 23,091 Preferred – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Ellsworth Growth and Income Fund LTD.

By (Signature and Title)* /s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date 6/6/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date 6/6/2016

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 6/6/2016

* Print the name and title of each signing officer under his or her signature.